UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D. C. 20549


                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 or 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

                          Date of Report: May 19, 1997

                              Alltrista Corporation

           State of Indiana Commission File Number 0-21052 35-1828377

                      345 South High Street, P. O. Box 5004
                           Muncie, Indiana 47307-5004

       Registrant's telephone number, including area code: (765) 281-5000
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This document contains 4 pages.  The exhibit indext is on page 4 of 4.
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ITEM 5.  OTHER EVENTS


On May 19, 1997, Alltrista Plastics Corporation, a wholly owned subsidiary of Alltrista Corporation, completed the previously announced acquisition of certain assets of Viking Industries, a producer of large thermoformed plastic products sold to the manufactured housing and recreational vehicle industries. A copy of the press release is attached hereto as Exhibit 20.1. The acquisition will be accounted for as a purchase.



ITEM 7.   FINANCIAL STATEMENTS AND EXHIBITS


(c)  Exhibit

     20.1  Press Release dated May 19, 1997 issued by Alltrista Corporation.









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                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

                               ALLTRISTA CORPORATION
                               (Registrant)



                               By:  /s/ Kevin D. Bower
                               -------------------------------------------------
                               Kevin D. Bower
                               Senior Vice President and Chief Financial Officer May 30, 1997










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                              ALLTRISTA CORPORATION
                                    FORM 8-K
                                  EXHIBIT INDEX



Exhibit        Description

Ex-20.1        Press release dated May 19, 1997 issued by Alltrista Corporation.













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